INCOME AND MINING TAXES - Movement in the net deferred tax liabilities (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
INCOME AND MINING TAXES
Balance at the beginning of the year	$ (56.3)	$ (78.0)
Recognized in net loss	3.0	14.5
Recognized in other comprehensive income	4.8	(23.5)
Recognized as foreign exchange	0.2	(1.3)
Reclassified as held-for-sale or disposed of	0.0	32.0
Total movement in the net deferred tax liabilities	$ (48.3)	$ (56.3)